BLACKROCK FUNDS II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 22, 2025 to the Prospectuses of each Fund, each dated January 28, 2025,

as amended and/or supplemented to date

Effective immediately, the section in each Prospectus entitled “Details About the Funds — Information about Underlying Funds and ETFs” is amended as follows:

The sub-section entitled “Exchange Traded Funds (“ETFs”) — Equity ETFs” is amended to add the following underlying ETF to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares® U.S. Aerospace & Defense ETF

The iShares U.S. Aerospace & Defense ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the aerospace and defense sector.

The Fund seeks to track the investment results of the Dow Jones U.S. Select Aerospace & Defense Index (the “Underlying Index”), which measures the performance of the aerospace and defense sector of the U.S. equity market, as defined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). Aerospace companies in the Underlying Index include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies in the Underlying Index include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. The Underlying Index includes large-, mid- or small-capitalization companies and may change over time. As of March 31, 2025, a significant portion of the Underlying Index is represented by securities of companies in the aerospace and defense and industrials industries or sectors. The components of the Underlying Index are likely to change over time.

iShares® U.S. Thematic Rotation Active ETF

The iShares U.S. Thematic Rotation Active ETF (the “Fund”) seeks long-term capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in U.S. equity securities that BFA believes have above-average earnings growth potential. Investments in derivatives are counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, securities are considered to be those of U.S. issuers where: (i) the company is domiciled in the U.S., (ii) the company is listed on a U.S. stock exchange, (iii) the company’s principal operations are conducted in the U.S. or the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Fund’s primary U.S. benchmark. Equity securities include common stocks, preferred stocks, warrants and

Fund Name	Investment Objective and Principal Investment Strategies
depositary receipts whose price is linked to the value of common stock. The Fund may also purchase convertible securities. The Fund may invest in shares of companies through initial public offerings (“IPOs”). The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). The Fund may engage in Strategic Transactions for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. In selecting investments for the Fund, BFA uses a systematic framework for analyzing companies and seeking proactive risk-management by focusing on theme identification, theme evaluation and portfolio construction. Using this framework, BFA seeks exposure to multiple themes within U.S. markets, including emerging and structural trends.

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Shareholders should retain this Supplement for future reference.

PRO-TA-0925SUP

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